THE PRUDENTIAL SERIES FUND

SP Small-Cap Value Portfolio

Supplement dated July 13, 2015 to the

Currently Effective Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus and Statement of Additional Information (SAI) for The Prudential Series Fund (the Trust and the series thereof, the Portfolios) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Trust Prospectus.

A.	SP Small-Cap Value Portfolio

The Board of Trustees (the Board) of the Trust recently approved the termination of the current subadvisory agreement with ClearBridge Investments, LLC (ClearBridge) for the Portfolio. As a result of this termination, Goldman Sachs Asset Management, L.P. will become the sole-subadviser for the Portfolio.

Effective on July 13, 2015, all references in the Prospectus related to ClearBridge with respect to the Portfolio are hereby deleted.

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